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                                                                   Exhibit 99(v)


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-95795 of Dominion Resources, Inc. on Form S-8 of our report dated December 20, 2000, appearing in this Annual Report on Form 11-K of Virginia Natural Gas, Inc. Employees Savings Plan for the year ended June 30, 2000.

Deloitte & Touche LLP
Richmond, Virginia
December 21, 2000

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